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                                                                    EXHIBIT 23

                    CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-21847) of DuPont Photomasks, Inc. of our report dated July 29, 1997 appearing in this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP

Austin, Texas
September 15, 1997